Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:          Bombardier Capital Mortgage Securitization Corporation:
             BCMSC Trust 2001-A

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 2001-A and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
 /s/ Blaine Filthaut
Blaine Filthaut
Bombardier Capital Mortgage Securitization Corporation:


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) July 25, 2001


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                     (Depositor)
                    (Exact name of registrant as specified in its charter)


                                     on behalf of


                            BCMSC Trust Series 2001-A

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                     Page 1 of 9
                           Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 2001-A on July 16, 2001 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

       99.1.Distribution Date Statement relating to interest and principal distributions made on July 16, 2001 on the Series 2001-A Certificates

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                                  BY:    /s/ Blaine Filthaut
                                        Blaine Filthaut
                                        Title: Treasurer

Dated: July 25, 2001

I. ORIGINAL DEAL PARAMETERS

(A) Initial Pool Principal Balance                                                        $ 324,163,208.88
(B) Initial Certificates Principal Balance                                                $ 184,814,000.00
    (i)   Initial Class A-1 Certificate Principal Balance      $ 243,122,000.00
                            Certificate Amount Percentage                                       75.00%
                            Certificate Pass-through Rate                                        6.81%
    (ii)  Initial Class A-2 Certificate Principal Balance                 $ -
                            Certificate Amount Percentage                                        0.00%
                            Certificate Pass-through Rate                                        0.00%
    (iii) Initial Class A-3 Certificate Principal Balance                 $ -
                            Certificate Amount Percentage                                        0.00%
                            Certificate Pass-through Rate                                        0.00%
    (iv)  Initial Class A-4 Certificate Principal Balance                 $ -
                            Certificate Amount Percentage                                        0.00%
                            Certificate Pass-through Rate                                        0.00%
    (v)   Initial Class M-1 Certificate Principal Balance      $ 24,312,000.00
                            Certificate Amount Percentage                                        7.50%
                            Certificate Pass-through Rate                                        7.94%
    (vi)  Initial Class M-2 Certificate Principal Balance      $ 17,829,000.00
                            Certificate Amount Percentage                                        5.50%
                            Certificate Pass-through Rate                                        8.27%
    (vii) Initial Class B-1 Certificate Principal Balance      $ 12,967,000.00
                            Certificate Amount Percentage                                        4.00%
                            Certificate Pass-through Rate                                        9.50%
    (viii)Initial Class B-2 Certificate Principal Balance      $ 16,208,000.00
                            Certificate Amount Percentage                                        5.00%
                            Certificate Pass-through Rate                                        9.50%

(C) Initial Weighted Average Coupon (WAC)                                                       12.10%
(D) Initial Weighted Average Original Maturity (WAOM)                                           294.00 months
(E) Initial Weighted Average Remaining Maturity (WAM)                                           288.00 months
(F) Initial Number of Receivables                                                                8,394
(G) Servicing Fee Rate                                                                           1.00%
(H) Credit Enhancement
    (i)   Reserve Fund Initial Deposit Percentage                                                0.00%
    (ii)  Reserve Fund Target %                                                                  0.00%
    (iii) Target Overcollateralization Percentage Prior to Crossover Date                        5.00%
    (iv)  Target Overcollateralization Percentage After Crossover Date                           8.75%
    (v)   Target Overcollateralization Floor                                                     1.25%
    (vi)  Target Credit Enhancement % Prior to Crossover Date                                    5.00%
    (vii) Target Credit Enhancement % After Crossover Date                                       8.75%
    (viii)Target Credit Enhancement Floor                                                        1.25%
    (ix)  Target Credit Enhancement Amount                                                $16,208,160.44
(I) Crossover Date Tests
          Earliest Crossover Date                                                             Feb-2006
          Percent of Initial Suboridnation Percentage                                          189.00%
(J) Class B-2 Floor Percentage (of Initial Pool Balance)                                         0.75%

II. CURRENT PORTFOLIO INFORMATION

(A) Beginning Pool Principal Balance                                                      $ 316,427,653.07
(B) Beginning Pool Factor                                                                   97.613685%
(C) Ending Pool Principal Balance                                                         $ 314,579,051.99
(D) Ending Pool Factor                                                                      97.043416%
(E) Ending Total Certificate Balance (after Current Distributions)                        $ 298,370,891.55
(F) Current Overcollateralization Amount (after Current Distributions)                    $16,208,160.44
(G) Weighted Average Coupon (WAC)                                                               12.16%
(H) Weighted Average Remaining Maturity (WAM)                                                   282.06 months
(I) Ending Number of Receivables                                                                 8,275


III. COLLECTION CALCULATIONS

(A) Interest

    (i) Scheduled Interest Collections durring Current Period                             2,847,075.27
    (ii)Paid Ahead Interest Collections applied to Current Period                             4,471.87
    (iii) Net Servicer Advance                                                              569,330.82
    (iv) Liquidation Proceeds Attributable to Interest                                               -
    (v) Repuchased Loan Proceeds Attributable to Interest (Breachesof Rep or Warranty)               -
    (vi) Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                        -
    (vii) Recoveries on Previously Liquidated Contracts                                              -
                                                                                          -------------
    (viii)Total Interest Amount Available for Distribution                                3,420,877.96

(B) Principal

    (i)        Scheduled Principal Collections                                              229,567.42
    (ii)       Full and Partial Principal Prepayments                                     1,258,866.10
    (iii)      Paid Ahead Principal Collections Applied to Current Period                    17,210.28
    (iv)       Net Servicer Advance                                                         342,957.28
    (v)        Liquidation Proceeds Attributable to Principal                                     0.00
    (vi)       Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)       0.00
    (vii)      Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                  0.00
    (viii)     Other Principal Amounts                                                            0.00
                                                                                          -------------
    (ix)       Total Principal Amount Available for Distribution                          1,848,601.08


IV. DISTRIBUTION CALCULATIONS

(A)       Total Interest Available for Distribution                                       3,420,877.96
(B)       Total Principal Available for Distribution                                      1,848,601.08
(C)       Reserve Fund Draw Amount Required                                                       0.00
(D)       Draw on Letter of Credit for Interest Distribution                                  0.00
          Less:
          Monthly Servicing Fee                                                             263,689.71
          Reimbursement to Servicer for Liquidation Expense                                       0.00
          Late Payment Fees, Extension Fees and Other Permitted Fees                              0.00
          Other Permitted Withdrawals from Certificate Account                                    0.00
                                                                                          -------------
          Available Distribution Amount                                                   5,005,789.33

          Interest Accrual Period                                                                   31 days

          Total Interest Amount Due                                                       1,818,073.89
          Total Interest Distribution Amount                                              1,818,073.89

          Amount Available for Principal Distribution Amount                              3,187,715.44

          Total Principal Amount Available for Distribution                               1,848,601.08
          Principal Loss on Liquidated Assets                                                     0.00
          Principal Distribution Shortfall Carryover Amount                                       0.00
          Overcollaterallization Writedown Amount                                             0.00
          Overcollaterallization Reduction Amount                                             0.00
          Accelerated Principal Distribution Amount for Current Period                      964,804.12
                                                                                          -------------
          Total Principal Amount to be Distributed                                        2,813,405.20

          Draw on Letter of Credit for Principal Distribution                                 0.00
          Excess Interest                                                                   374,310.24
          Reserve Account Deposit                                                             0.00
          Reserve Account Release                                                                 0.00
          Class X Distribution Amount                                                       374,310.24
          Class R Distribution Amount                                                             0.00


V. SERVICER ADVANCE

(A) Interest
    (i)        Beginning Advance                                                            107,524.25
    (ii)       Monthly Servicer Advance (Reimbursement)                                     569,330.82
                                                                                          -------------
    (iii)      Ending Advance Balance                                                       676,855.07

(B) Principal
    (i)        Beginning Advance                                                          1,466,555.95
    (ii)       Monthly Servicer Advance (Reimbursement)                                     342,957.28
                                                                                          -------------
    (iii)      Ending Advance Balance                                                     1,809,513.23

(C) Total Servicer Advance
    (i)        Beginning Advance                                                          1,574,080.20
    (ii)       Monthly Servicer Advance (Reimbursement)                                     912,288.10
                                                                                          -------------
    (iii)      Ending Advance Balance                                                     2,486,368.30

VI. CREDIT ENHANCEMENT

(A) Overcollateralization

    (I)   Target Overcollaterallization Amount                                            16,208,160.44
    (ii)  Beginning Balance                                                               15,243,356.32
    (iii) Write Down for Certificate Distributions                                            0.00
    (iv)  Overcollaterallization Addition Amount                                            964,804.12
    (v)   Overcollaterallization Reduction Amount                                             0.00
    (vi)  Ending Balance                                                                  16,208,160.44

(B) Reserve Fund (if applicable)

    (i)   Required Reserve Fund Balance                                                           0.00
    (ii)  Beginning Reserve Fund Balance                                                          0.00
    (iii) Draws for Certificate Distributions                                                     0.00
    (iv)  Excess Interest Deposited                                                               0.00
    (v)   Reserve Fund Release                                                                    0.00
    (vi)  Ending Reserve Fund Balance                                                             0.00

(C) Letter of Credit (if applicable)
    (i)   Beginning LC Balance                                                                       -
    (ii)  Draw on LC for Interest Distribution                                                       -
    (iii) Draw on LC for Principal Distribution                                                      -
          Ending Balance                                                                             -


VII. CERTIFICATE DISTRIBUTIONS

(A) Senior Certificates - Interest

    (i)   Class A1
                            Pass-Through Rate                                                    6.81%
                            Beginning Carryover Interest                                           $ -
                            Current Interest Accrual                                      $ 1,303,544.80
                            Current Carryover Interest Accrual                                     $ -
                            Interest Paid                                                 $ 1,303,544.80
                            Ending Carryover Balance                                               $ -
                            Interest Paid Per $1000                                             $ 5.36

    (ii)  Class A2
                            Pass-Through Rate                                                    0.00%
                            Beginning Carryover Interest                                           $ -
                            Current Interest Accrual                                               $ -
                            Current Carryover Interest Accrual                                     $ -
                            Interest Paid                                                          $ -
                            Ending Carryover Balance                                               $ -
                            Interest Paid Per $1000                                                $ -

    (iii) Class A3
                            Pass-Through Rate                                                    0.00%
                            Beginning Carryover Interest                                           $ -
                            Current Interest Accrual                                               $ -
                            Current Carryover Interest Accrual                                     $ -
                            Interest Paid                                                          $ -
                            Ending Carryover Balance                                               $ -
                            Interest Paid Per $1000                                                $ -

    (iv)  Class A4
                            Pass-Through Rate                                                    0.00%
                            Beginning Carryover Interest                                           $ -
                            Current Interest Accrual                                               $ -
                            Current Carryover Interest Accrual                                     $ -
                            Interest Paid                                                          $ -
                            Ending Carryover Balance                                               $ -
                            Interest Paid Per $1000                                                $ -

(B) Subordinate Certificates - Interest
    (v)   Class M1
                            Pass-Through Rate                                                    7.94%
                            Beginning Carryover Interest                                           $ -
                            Current Interest Accrual                                      $ 160,763.10
                            Current Carryover Interest Accrual                                     $ -
                            Interest Paid                                                 $ 160,763.10
                            Ending Carryover Balance                                               $ -
                            Interest Paid Per $1000                                             $ 6.61



    (i)   Class M2
                            Pass-Through Rate                                                    8.27%
                            Beginning Carryover Interest                                           $ -
                            Current Interest Accrual                                      $ 122,797.24
                            Current Carryover Interest Accrual                                     $ -
                            Interest Paid                                                 $ 122,797.24
                            Ending Carryover Balance                                               $ -
                            Beginning Carryover Writedown Interest                                 $ -
                            Current Writedown Interest                                             $ -
                            Current Carryover Writedown Interest Accrual                           $ -
                            Writedown interest Paid                                                $ -
                            Ending Carryover Writedown Interest                                    $ -
                            Interest Paid Per $1000                                             $ 6.89


    (iii) Class B1
                            Pass-Through Rate                                                    9.50%
                            Beginning Carryover Interest                                           $ -
                            Current Interest Accrual                                      $ 102,655.42
                            Current Carryover Interest Accrual                                     $ -
                            Interest Paid                                                 $ 102,655.42
                            Ending Carryover Balance                                               $ -
                            Beginning Carryover Writedown Interest                                 $ -
                            Current Writedown Interest                                             $ -
                            Current Carryover Writedown Interest Accrual                           $ -
                            Writedown interest Paid                                                $ -
                            Ending Carryover Writedown Interest                                    $ -
                            Interest Paid Per $1000                                             $ 7.92

    (iv)  Class B2
                            Pass-Through Rate                                                    9.50%
                            Beginning Carryover Interest                                           $ -
                            Current Interest Accrual                                      $ 128,313.33
                            Current Carryover Interest Accrual                                     $ -
                            Interest Paid                                                 $ 128,313.33
                            Ending Carryover Balance                                               $ -
                            Beginning Carryover Writedown Interest                                 $ -
                            Current Writedown Interest                                             $ -
                            Current Carryover Writedown Interest Accrual                           $ -
                            Writedown interest Paid                                                $ -
                            Ending Carryover Writedown Interest                                    $ -
                            Interest Paid Per $1000                                             $ 7.92


(C) Senior Certificates - Principal

    (i)   Class A1
                            Initial Certificate Balance                                   243,122,000.00
                            Initial Certificate Percentage                                      75.00%
                            Beginning Certificate Balance                                 229,868,296.75
                            Shortfall Carryover                                                   0.00
                            Current Principal Due                                         229,868,296.75
                            Current Principal Paid                                        2,813,405.20
                            Ending Principal Shortfall                                            0.00
                            Accelerated Principal Distribution                                    0.00
                            Ending Certificate Balance                                    227,054,891.55
                            Ending Pool Factor                                                  72.18%
                            Principal Paid per $1000                                             12.24
                            Total Class Distribution                                      2,813,405.20

    (ii)  Class A2
                            Initial Certificate Balance                                           0.00
                            Initial Certificate Percentage                                       0.00%
                            Beginning Certificate Balance                                         0.00
                            Shortfall Carryover                                                   0.00
                            Current Principal Due                                                 0.00
                            Current Principal Paid                                                0.00
                            Ending Principal Shortfall                                            0.00
                            Accelerated Principal Distribution                                    0.00
                            Ending Certificate Balance                                            0.00
                            Ending Pool Factor                                                   0.00%
                            Principal Paid per $1000                                              0.00
                            Total Class Distribution                                              0.00

    (iii) Class A3
                            Initial Certificate Balance                                           0.00
                            Initial Certificate Percentage                                       0.00%
                            Beginning Certificate Balance                                         0.00
                            Shortfall Carryover                                                   0.00
                            Current Principal Due                                                 0.00
                            Current Principal Paid                                                0.00
                            Ending Principal Shortfall                                            0.00
                            Accelerated Principal Distribution                                    0.00
                            Ending Certificate Balance                                            0.00
                            Ending Pool Factor                                                   0.00%
                            Principal Paid per $1000                                              0.00
                            Total Class Distribution                                              0.00

    (iv)  Class A4
                            Initial Certificate Balance                                           0.00
                            Initial Certificate Percentage                                       0.00%
                            Beginning Certificate Balance                                         0.00
                            Shortfall Carryover                                                   0.00
                            Current Principal Due                                                 0.00
                            Current Principal Paid                                                0.00
                            Ending Principal Shortfall                                            0.00
                            Accelerated Principal Distribution                                    0.00
                            Ending Certificate Balance                                            0.00
                            Ending Pool Factor                                                   0.00%
                            Principal Paid per $1000                                              0.00
                            Total Class Distribution                                              0.00
(D) Subordinate Certificates - Principal

    (i)   Class M1
                            Initial Certificate Balance                                   24,312,000.00
                            Initial Certificate Percentage                                       7.50%
                            Beginning Certificate Balance                                 24,312,000.00
                            Shortfall Carryover                                                   0.00
                            Current Principal Due                                         24,312,000.00
                            Current Principal Paid                                                0.00
                            Ending Principal Shortfall                                            0.00
                            Accelerated Principal Distribution                                    0.00
                            Ending Certificate Balance                                    24,312,000.00
                            Ending Pool Factor                                                   7.73%
                            Principal Paid per $1000                                              0.00
                            Total Class Distribution                                              0.00




    (ii)  Class M2
                            Initial Certificate Balance                                   17,829,000.00
                            Initial Certificate Percentage                                       5.50%
                            Beginning Certificate Balance                                 17,829,000.00
                            Shortfall Carryover                                                   0.00
                            Current Principal Due                                         17,829,000.00
                            Current Principal Paid                                                0.00
                            Ending Principal Shortfall                                        0.00
                            Ending Certificate Balance- Excluding Writedowns              17,829,000.00
                            Ending Pool Factor                                                   5.67%
                            Principal Paid per $1000                                              0.00
                            Beginning Outstanding Writedown                                       0.00
                            Current Writedown/Writeup                                             0.00
                            Ending Certificate Balance- Including Writedowns                      0.00
                            Total Class Distribution                                              0.00


    (iii) Class B1
                            Initial Certificate Balance                                   12,967,000.00
                            Initial Certificate Percentage                                       4.00%
                            Beginning Certificate Balance                                 12,967,000.00
                            Shortfall Carryover                                                   0.00
                            Current Principal Due                                         12,967,000.00
                            Current Principal Paid                                                0.00
                            Ending Principal Shortfall                                        0.00
                            Ending Certificate Balance- Excluding Writedowns              12,967,000.00
                            Ending Pool Factor                                                   4.12%
                            Principal Paid per $1000                                              0.00
                            Beginning Outstanding Writedown                                       0.00
                            Current Writedown/Writeup                                             0.00
                            Ending Certificate Balance- Including Writedowns                      0.00
                            Total Class Distribution                                              0.00

    (iv)  Class B2
                            Initial Certificate Balance                                   16,208,000.00
                            Initial Certificate Percentage                                       5.00%
                            Beginning Certificate Balance                                 16,208,000.00
                            Shortfall Carryover                                                   0.00
                            Current Principal Due                                         16,208,000.00
                            Current Principal Paid                                                0.00
                            Ending Principal Shortfall                                        0.00
                            Ending Certificate Balance- Excluding Writedowns              16,208,000.00
                            Ending Pool Factor                                                   5.15%
                            Principal Paid per $1000                                              0.00
                            Beginning Outstanding Writedown                                       0.00
                            Current Writedown/Writeup                                             0.00
                            Ending Certificate Balance- Including Writedowns                      0.00
                            Total Class Distribution                                              0.00


(E) Total Certificate Balances

                                                                Beg of Period              End of Period
    (i)   Aggregate Balance of Certificates                    $ 316,427,653.07           $ 314,579,051.99
    (ii)  Total Certificate Pool Factor                           97.6136848%              97.0434162%


VIII. DELINQUENCY INFORMATION

                                                                   Percent of               Percent of
Delinquent Receivables at End of Due Period :  Principal Balance Pool Balance       Units  Total Units
                                               ----------------- ------------       -----  -----------
    30-59 Days Delinquent                      $ 21,736,000.94          6.91%         574        6.94%
    60-89 Days Delinquent                       $ 9,270,431.53          2.95%         240        2.90%
    90 Days or More Delinquent                  $ 6,945,555.44          2.21%         175        2.11%
    Homes Repossessed or Foreclosed Upon          $ 900,904.82          0.29%          23        0.28%

    Bankruptcy* (included in above delinquency) $ 4,069,402.35          1.29%         100        1.21%

    Extensions granted during period                                                    0
    Rewrites granted during period                                                      0


    * The Bankruptcy units and balances are already included in the above delinquency numbers. This information is provided for reference only.


IX. REPURCHASED CONTRACTS

(A) Repurchased Contracts -  Breach of Rep or Warranty

    (i)   Beginning Cumulative Repurchased Contracts since cutoff                         $ 1,104,343.25
    (ii)  Number of Contracts repurchased this period                                                -
    (iii) Repurchase Price of Contracts this period                                                $ -
    (iv)  Ending Cumulative Repurchased Contracts since cutoff                            $ 1,104,343.25

(B) Repurchased Contracts -  Delinquent Loans
    (i)   Beginning Cumulative Repurchased Contracts since cutoff                                  $ -
    (ii)  Number of Contracts repurchased this period                                                -
    (iii) Repurchase Price of Contracts this period                                                $ -
    (iv)  Ending Cumulative Repurchased Contracts since cutoff                                       -


X. REPOSESSION / LOSS INFORMATION

                                                                                 Units  Principal Balance
          Beginning Repossession Inventory                                        15      $ 519,028.62
          Repossessions Incurred                                                   8      $ 381,876.20
          Less Repurchase of Delinquent Loans                                      0               $ -
          Less Repossessions Sold                                                  0               $ -
                                                                              =========================
          Ending Repossession Inventory                                           23      $ 900,904.82

          Principal Balance of Repossessions Liquidated                                            $ -
               Liquidation Proceeds Attributable to Principal                                      $ -
                                                                                          -------------
                    Principal Loss on Liquidation of Repo                                          $ -
          Reimbursement to Servicer for Liquidation Expense                                        $ -
          Recoveries for Previously Liquidated Contracts                                           $ -
                                                                                          -------------
          Net Liquidation Loss (Realized Loss)                                                     $ -

    Recoveries
          Liquidation Proceeds Attributable to Interest                                            $ -
          Liquidation Proceeds Attributable to Principal                                           $ -
          Recoveries for Previously Liquidated Contracts                                           $ -
                                                                                          -------------
          Total Recoveries                                                                         $ -
          Recovery Percentage of Principal Balance of Repossessions Liquidated           Not Applicable


XI. TRIGGERS

    Has the Crossover Date Occurred?                           NO

          Where the Current Distribution Date of                               06/30/01
          is greater than the Earliest Crossover Date of                      February 28, 2006
                            And
          Subordinated Certificates Beginning Principal Balance of            71,316,000.00
          plus the Current Overcollateralization Amount of                    16,208,160.44
          divided by the Current Beginning Pool Principal Balance of          316,427,653.07
                                                                              ------------
          Equals                                                                27.66%
                                                                              ------------
                            And is greater than the:
          Subordinated Initital Certificates Percentage of                      14.50%
          multiplied by the
          Percentage (as Percent of Initial Class Subordination Percentage)      175%
                                                                              ------------
          Equals                                                                25.38%
                                                                              ------------


    Principal Distribution Tests:                              Actual Ratio    Test Ratio    Result
                                                                Over 60 Days Delinquent
                                                               ---------------------------
          Current Mo                                                    5.44%
          1st Preceding Mo                                              3.02%
          2nd Preceding Mo                                              1.29%
          Average 60 Day Delinquency Ratio:                             3.25%    5.00%          PASS

                                                               Over 30 Days Delinquent
                                                               ---------------------------
          Current Mo                                                   12.35%
          1st Preceding Mo                                              8.87%
          2nd Preceding Mo                                              6.30%
          Average 30 Day Delinquency Ratio:                             9.17%    7.00%          FAIL



                                                                               Net Liquidation Losses
                                               Ending Pool Bal                  (Realized Losses)
                                               --------------------------------------------------------
          Current Mo                            314,579,051.99                               -
          1st Preceding Mo                      316,427,653.07                               -
          2nd Preceding Mo                      317,626,170.86                        22,749.15
                            ---------------------------------------------------------------------------
                            Total               948,632,875.92                        22,749.15
                            ---------------------------------------------------------------------------
                            Divided by                       3
                            -----------------------------------
                            Average             316,210,958.64


          Sum of last 3 months of Losses                            22,749.15
          Divided by 3 month average of Pool Balance           316,210,958.64
          Annualized  (multiply by 4)                                       4
          Current Realized Loss Ratio:                                  0.03%       2.75%       PASS



          Beginning Cumulative Realized Losses                      22,749.15
          Net Liquidation Losses (Realized Losses)                          -
                                                               ---------------
          Ending Cumulative Realized Losses                         22,749.15
          Divided by Initial Pool Principal Balance            324,163,208.88
          Cumulative Realized Loss Ratio:                               0.01%       7.00%       PASS



    Should Principal Be Distributed to the Subordinated Certificates?   NO





The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        __________________________________  DATE:   ______________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        __________________________________  DATE:   ______________________
NAME:    Edward A. Bortz
TITLE:   Director of Securitization